EXHIBIT 10.5









                       WHOLE LOAN FINANCING PROGRAM

                        TRI-PARTY CUSTODY AGREEMENT




                                   AMONG



                         LOMAS MORTGAGE USA, INC.
                               ("Customer")


                                    and


                        DLJ MORTGAGE CAPITAL, INC.
                                  ("DLJ")


                                    and


                           BANK ONE, TEXAS, N.A.
                               ("Custodian")




                          DATED:   May 16,  1994

This TRI-PARTY CUSTODY AGREEMENT ("Agreement") is made and entered into as of the date written on the cover hereof, among Customer, Custodian and DLJ, for itself and its successors and assigns.

                           PRELIMINARY STATEMENT

DLJ may, from time to time, make advances (each, an "Advance") to Customer with respect to the mortgage loans related to this agreement, and DLJ may, from time to time, assign all or part of its interests therein to one or more investors. Customer has granted or shall hereafter grant to DLJ and its successors and assigns a security interest in and lien on certain collateral (the "Collateral") as security for the performance of the obligations of Customer in connection with Advances. DLJ has also agreed to lend funds to Customer to allow Customer to originate or acquire mortgage loans secured by enforceable first lien mortgages on real properties, which loans made by DLJ to Customer will be disbursed by a bank or a title company or its designated agent (collectively or individually, a "Title Company"). Customer intends, from time to time, to deliver certain items of Collateral to Custodian, and Custodian is willing to hold such Collateral in custody as bailee of and as agent for DLJ and its successors and assigns, in order to perfect the security interest in and lien on such Collateral of DLJ, its successors and assigns. Certain items of Collateral constitute mortgage loans ("Agency Mortgage Loans") intended either to secure or underlie securities or certificates issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"; GNMA, FNMA and FHLMC, each, an "Agency") or to be purchased for cash by an Agency, and certain items of Collateral constitute mortgage loans ("Nonagency Mortgage Loans") intended to be purchased for cash by a purchaser listed on Schedule I hereto ("Nonagency Purchaser"), as such schedule may be amended from time to time.

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1. Appointment of Custodian. DLJ hereby appoints Custodian, and Custodian hereby accepts its appointment, to act as the bailee of and agent for DLJ, and its successors and assigns, for the purpose of taking custody of such Collateral and the proceeds thereof or substitutions therefor. With respect to each Agency Mortgage Loan, Custodian's appointment as DLJ's bailee and agent shall terminate upon the issuance by an Agency of a security that is backed in whole or in part by such Agency Mortgage Loan, upon settlement of purchase of such Agency Mortgage Loan by an Agency or upon notice from DLJ. With respect to each Nonagency Mortgage Loan, Custodian's appointment as DLJ's bailee and agent shall terminate upon settlement of purchase of such Nonagency Mortgage Loan by a Nonagency Purchaser or upon notice from DLJ.

2. Deposit of Collateral. Customer shall deposit with Custodian, and Custodian agrees to hold in pledge as bailee of and as agent for DLJ, and its successors and assigns, such Collateral that may, from time to time, be so deposited hereunder. Custodian shall maintain such Collateral so deposited in separate records and files.

3. GNMA Required Documents. For each mortgage loan intended to be included in a GNMA pool, Customer shall deposit with Custodian the following required documents (the "GNMA Required Documents"), and/or all such other documents as GNMA or DLJ may require from time to time for the issuance of the related GNMA securities, duly authorized and completed:

(a) the original note, endorsed "Pay to the order of ---------------, without recourse", unless otherwise specified by GNMA:

(b) an assignment of mortgage with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments if any, unless otherwise specified by GNMA;

(c) a Collateral Receipt, substantially in the form attached hereto ("Collateral Receipt");

(d) a completed Warehouse Lender's Release Letter, substantially in the form attached hereto ("Warehouse Lender's Release Letter");

(e) a Schedule of Subscribers and GNMA Contractual Agreement on Form HUD-11705 listing Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, 26 Floor, New York, New York 10005, taxpayer number 13-2741729 or its designee, as the only subscriber and as the sole person who is authorized to take delivery of the related GNMA security;

(f)  a Schedule of Pooled Mortgages on Form HUD-11706;

(g) a Release of Security Interest on Form HUD-11711A, with the authorized signature of the person signing for DLJ or Custodian on behalf of DLJ, in blank;

(h) a Certification and Agreement Regarding Security Interest on Form HUD-11711B; and

(i) a Summary of Guaranty Agreement on Form HUD-11716 (level payment), HUD-1746 (GPM or GEM) or HUD-1733 (serial notes) as appropriate.

4. FNMA Required Documents. For each mortgage loan intended to be included in a FNMA pool, Customer shall deposit with Custodian the following required documents (the "FNMA Required Documents"), and/or all such other documents as FNMA or DLJ may require from time to time for the issuance of the related FNMA securities or the purchase by FNMA of such mortgage loans, duly authorized and completed:

(a) the original note endorsed "Pay to the order of ----------------, without recourse", unless otherwise specified by FNMA;

(b) an assignment of mortgage with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments if any, unless otherwise specified by FNMA;

(c)  a Collateral Receipt;

(d)  a completed Warehouse Lender's Release Letter;

(e) a Security Release Certification on Form 2004, with the authorized signature of the person signing for DLJ, or Custodian on behalf of DLJ, in blank;

(f) a Schedule of Mortgages on Form 2005 (fixed rate), Form 2025 (ARMs, GEMs and VRMs) or other appropriate form; and

(g) either a Delivery Schedule on Form 2014 listing Donaldson, Lufkin & Jenrette Securities Corporation or its designee as the only subscriber and as the sole person to which the related FNMA securities shall be delivered or, if the mortgage loans are to be purchased by FNMA, either (i) a Loan Schedule (Form 1068 or 1069) listing DLJ's (or Custodian's for the benefit of DLJ) Payee Code, or (ii) a bailee letter for execution by the Custodian substantially in the form attached hereto (the "Bailee Letter").

5. FHLMC Required Documents. For each mortgage loan intended to be included in a FHLMC pool, Customer shall deposit with Custodian the following required documents (the "FHLMC Required Documents"), and/or all such other documents as FHLMC or DLJ may require from time to time for either the issuance of the related FHLMC securities or the purchase by FHLMC of such mortgage loans, duly authorized and completed:

(a) the original note endorsed "Pay to the order of ----------------, without recourse", unless otherwise specified by FHLMC;

(b) an assignment of mortgage with assignee in blank but otherwise in recordable form but not recorded, and all interim assignments if any, unless otherwise specified by FHLMC;

(c)  a Collateral Receipt;

(d)  a completed Warehouse Lender's Release Letter;

(e) a Mortgage Loan Submission Schedule on Form 11 (fixed rate), Mortgage Submission Voucher on Form 13SF (ARM, GPM), or other appropriate form;

(f)  a Contract Delivery Summary on Form 381;

(g) a Warehouse Lender Release of Security Interest on Form 996 listing either (i) Donaldson, Lufkin & Jenrette Securities Corporation or its designee as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered, or (ii) wire transfer instructions listing either DLJ or Custodian's Settlement Account as the recipient of such funds wired, with the authorized signature of the person signing on behalf of DLJ in blank; and

(h) either (i) a Security Settlement Information and Delivery Authorization on Form 939 listing Donaldson, Lufkin & Jenrette Securities Corporation or its designee as the only subscriber and as the sole person to which the related FHLMC securities shall be delivered; (ii) a Wire Transfer Authorization for Cash Warehouse Delivery on Form 987 listing either DLJ or Custodian's Settlement Account as the recipient of such funds wired; or (iii) a Bailee Letter for execution by Custodian.

6. Interim Required Documents. For each (i) Agency Mortgage Loan for which Customer has not yet selected the applicable Agency to which the mortgage loan will be submitted, or (ii) Nonagency Mortgage Loan, Customer shall deposit with Custodian the following required documents (the "Interim Required Documents"), and/or all such other documents as GNMA, FNMA, FHLMC or DLJ may require from time to time for the issuance of the related Agency securities, the purchase by an Agency of such mortgage loans, or the purchase by a Nonagency Purchaser of the related Nonagency Mortgage Loans, as the case may be, duly authorized and completed:

(a) the original note endorsed "Pay to the order of -----------------, without recourse";

(b) an assignment of mortgage with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments, if any;

(c)  a Collateral Receipt;

(d)  if applicable, a completed Warehouse Lender's Release Letter; and

(e)  a schedule of mortgage loans in a form acceptable to DLJ and Custodian.

7. Refinancing Required Documents. For each mortgage loan intended to be financed or refinanced by Customer through funds provided by DLJ directly to a Title Company, Customer shall deposit, or cause to be deposited, with Custodian the following required documents (the "Refi Required Documents"), and/or all such other documents as DLJ may require from time to time for the purchase of such mortgage loans by an Agency or the issuance of the related Agency securities, duly authorized and completed:

(a) the original note endorsed "Pay to the order of -------- without recourse";

(b) an assignment of mortgage with assignee in blank but otherwise in recordable form, but not recorded, and all interim assignments, if any;

(c)  a Collateral Receipt;

(d) a schedule of mortgage loans in a form acceptable to DLJ and Custodian, the aggregate unpaid principal balance of which equals the aggregate unpaid principal balance stated on the Collateral Receipt; and

(e) an escrow letter executed by a Title Company substantially in the form attached hereto ("Escrow Letter").

8. Establishment of the DDA and the Settlement Accounts. For each mortgage loan intended to be financed by Customer through funds provided by DLJ directly to a Title Company, DLJ, Customer and Custodian agree as follows:

(a) Custodian shall establish and maintain a demand deposit account (the "DDA Account") for and on behalf of DLJ entitled "Lomas Mortgage USA, Inc., Account # 0100165026 Re: Bank One, Texas Tri-Party Custody Agreement, dated May 16, 1994." All Advances by DLJ shall be deposited in the DDA Account. All related fees and expenses for such DDA Account shall be borne by Customer. Upon request, Custodian shall provide the Title Company, Customer or DLJ with the federal wire reference number for a particular payment.

(b) Custodian shall establish and maintain a demand deposit account (the "Settlement Account") for and on behalf of DLJ entitled "Lomas Mortgage USA, Inc., Account #0100165059 Re: Bank One, Texas Tri-Party Custody Agreement, dated May 16, 1994." All proceeds from the sale of designated mortgage loans to such Agency or to a Nonagency Purchaser will either be sent directly to DLJ or to the Settlement Account. Funds in the Settlement Account may be withdrawn only upon the instructions of DLJ in accordance with this Agreement. All related fees and expenses for such Settlement Account shall be borne by Customer. Customer shall provide Custodian and DLJ with notice of funds anticipated to be received by Custodian and DLJ respectively.

(c) Unless otherwise agreed, with respect to the DDA Account, Customer will enter disbursement instructions through Custodian's ECDA Wire System and Custodian will release such wire instructions and immediately disburse such funds provided (i) sufficient funds exists in the DDA Account, (ii) such instructions do not include Customer as payee, (iii) Custodian has received an executed Escrow Letter from such payee, if applicable, and (iv) if a conflict exists between the instructions of DLJ and the instructions of Customer, Custodian shall follow DLJ's instructions.

(d) Unless otherwise agreed, with respect to the Settlement Account, Customer will submit to Custodian and DLJ a position and settlement report as separately agreed to by the parties hereto (the "P&S Report"), and Custodian will immediately disburse such funds in the Settlement Account as directed in the P&S Report provided (i) sufficient funds exist in the Settlement Account, and (ii) DLJ has authorized such wire instructions. Notwithstanding the foregoing sentence, if a conflict exists between the instructions of DLJ and the instructions of Customer, Custodian shall follow DLJ's instructions.

9. Certification of Documentation. (a) Custodian, upon receipt of all of the GNMA, FNMA, FHLMC, Interim or Refi Required Documents, as the case may be (collectively, the "Required Documents"), shall review such Required Documents in accordance with the review and certification guidelines established by GNMA, FNMA, FHLMC or DLJ (as separately agreed to by DLJ and Custodian), as the case may be, for their respective pool to verify whether all are complete, whether each such document purporting to be an original appears on its face to be so, and whether each such document purporting to be a certified photocopy or conformed copy appears on its face to be a true copy of its original. Subject to the provisions set forth in the third sentence of Section 9(b) with respect to Wet Mortgage Loans, Custodian shall notify Customer and DLJ of any documents that are missing, incomplete on their face or patently inconsistent. Customer shall promptly deposit such missing documents with Custodian or complete or correct the documents. When the Required Documents have been received in full and correct form, Custodian will: (a) promptly deliver a signed Collateral Receipt and Warehouse Lender's Release Letter to DLJ; (b) upon the request of Customer, promptly deliver the Required Documents referred to in Section 3, 4 or 5 (other than such Required Documents referred to in Sections 3(a), (b), (c) and (d), 4(a),
(b), (c) and (d), and 5(b), (c) and (d) hereof, unless otherwise required by GNMA, FNMA or FHLMC) to GNMA, FNMA or FHLMC, as the case may be; and (c) upon request of DLJ, deliver copies of the Required Documents to DLJ. In making such verification, Custodian may rely conclusively on the portion of the Collateral Receipt completed by Customer, the Required Documents and the documents constituting Custodian's mortgage file, and Custodian shall have no obligation to independently verify the correctness of Customer's certification on such Collateral Receipt or the effectiveness, sufficiency, validity, enforceability, collectibility, recordability or adequacy of such portion of the Collateral Receipt completed by Customer, Required Documents and the documents constituting the Custodian's mortgage file.

(b) Customer may pledge, as part of the Collateral securing an Advance, a mortgage loan on or prior to the date of such Advance and for which all of the related Required Documents have not been deposited with Custodian on or prior to the date of such Advance (a "Wet Mortgage Loan"). In connection with any such pledge of a Wet Mortgage Loan, Customer, not later than 12:00 noon New York City time on the Business Day of the related Advance, shall deposit with Custodian a fully completed schedule of Mortgage Loans for such Wet Mortgage Loans, substantially in the form as separately agreed to by the parties hereto (a "Wet Closing Notice"). The Wet Closing Notice shall constitute a Required Document, and the deposit of the Wet Closing Notice shall be deemed to satisfy the requirement for the deposit of the documents set forth in Section 7(a) and (b) solely for purposes of the execution of the Collateral Receipt as of the date thereof. Notwithstanding the foregoing, Customer shall deposit with Custodian the documents set forth in Section 7(a) and (b) for such Wet Mortgage Loan within five (5) Business Days after the date of the related Custodial Receipt. For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or a public or bank holiday in New York City or Dallas. If Customer does not deposit such documents with Custodian within such five (5) day period, Custodian shall promptly notify DLJ. Upon deposit of such documents with Custodian, Custodian shall review such documents in accordance with the standards set forth in Section 9(a), shall promptly notify DLJ if such documents do not comply with the requirements thereof and shall indicate on its records that Custodian maintains possession of such documents for DLJ hereunder. Customer hereby represents, warrants and covenants to DLJ and Custodian that Customer and any person or entity acting on behalf of Customer that has possession of any of the documents set forth in Section 7(a) or (b), as applicable, for such Wet Mortgage Loan prior to the deposit thereof with Custodian will hold such documents in trust for DLJ.

10. Further Obligations of Custodian. Custodian shall promptly notify DLJ if (i) Customer fails to pay any amount due to Custodian under this Agreement or otherwise, and such failure results in Custodian's accelerating the payment of any amount owed to Custodian by Customer, or (ii) Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance (other than for the benefit of DLJ, its affiliates or its successors and assigns) has been placed on any account maintained by Customer with Custodian or on the Required Documents or that GNMA, FNMA or FHLMC has rejected any Required Document.

Custodian shall use reasonable care and due diligence in the performance of its duties hereunder, shall hold the Required Documents in its fire rated storage vault or fire rated filing cabinet under its exclusive custody and control, in accordance with customary standards for such custody, and shall maintain a fidelity bond plus document hazard insurance as customarily maintained by commercial banks in a sufficient amount to cover any and all transactions contemplated by this Agreement.

Custodian hereby represents and warrants to DLJ that Custodian is not controlled by, under common control with or otherwise affiliated with Customer, and covenants and agrees with DLJ that prior to any such affiliation in the future, Custodian shall promptly notify DLJ.

Custodian hereby represents and warrants to DLJ that this Agreement has been duly authorized, executed and delivered by Custodian and constitutes the legal, valid and binding obligation of Custodian, enforceable in accordance with its terms.

Custodian hereby agrees to recognize any security interest or lien granted to Donaldson, Lufkin & Jenrette Securities Corporation.

If Customer desires to sell mortgage loans directly to an Agency, Custodian, if instructed by Customer, shall complete the endorsements and forward such related Required Documents as instructed by Customer to effect such sale to the respective Agency, together with a duly executed and completed Bailee Letter; provided, however, that any Required Documents that are unacceptable to the Agency shall be returned directly to Custodian and held by Custodian for DLJ in accordance with this Agreement.

11. Release of Required Documents. (a) Customer may from time to time request DLJ and Custodian in writing to permit the temporary withdrawal of certain Required Documents for the purpose of correction of errors therein or for permanent withdrawal. Custodian may permit the withdrawal of up to two
(2) mortgage loans per pool at any given time for the purpose of correcting such mortgage loans, without the written consent of DLJ. If more than two
(2) mortgage loans for a particular pool have been and remain released for correction, any additional request for release in conjunction with such pool will require the consent of DLJ. Any request for release by Customer shall be in the form of the Request and Receipt attached hereto. Custodian shall execute an acknowledgment of release of such Required Documents, shall return one original to Customer, shall forward one original to DLJ, and shall retain one original. Promptly upon completion of such correction and with respect to any Required Document that is a mortgage note, in any event within twenty-one (21) days, Customer shall return such Required Documents to Custodian.

(b) Upon the request of Customer, Custodian may deliver the documents referred to in Sections 6(a), (b) and (e) above, to a Nonagency Purchaser so long as such Interim Required Documents are accompanied by a Bailee Letter addressed to such Nonagency Purchaser. Custodian shall make a reasonable effort to require such Nonagency Purchaser to execute such Bailee Letter and return it to Custodian.

12. Right to Inspect. Custodian shall permit (i) inspection at all reasonable times during regular business hours by DLJ (or by its auditors when requested by DLJ) of the Required Documents and the records of Custodian relating to this Agreement and (ii) DLJ (or its auditors when requested by DLJ) to make copies of the Required Documents and the records of Custodian relating to this Agreement.

13. Delivery of Required Documents to DLJ. Custodian shall promptly deliver to DLJ or its designee any or all Required Documents and other items of Collateral in Custodian's custody upon DLJ's written request. DLJ shall provide Customer with a copy of any such notice delivered to Custodian. Written instructions as to the method of shipment and shipper(s) Custodian is directed to utilize in connection with the transmission of Required Documents in the performance of Custodian's duties hereunder shall be delivered by DLJ to Custodian prior to any shipment of Required Documents pursuant to the request of DLJ hereunder. DLJ will arrange for the provision of such services at its sole cost and expense (or, at Custodian's option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the required Documents as Customer deems appropriate.

14. Custodian Fees. It is understood that Custodian, or its successor, will charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and Customer, the payment of which, together with Custodian's expenses in connection herewith, shall be solely the obligation of Customer.

15. Termination. Custodian may terminate its obligations under this Agreement upon thirty (30) days prior written notice to Customer and DLJ. In the event of such termination, Customer shall appoint a successor custodian, subject to approval by DLJ, and Custodian shall promptly transfer to the successor custodian, as directed, all Required Documents and other items of Collateral being held by Custodian under this Agreement. If, however, a successor custodian is not appointed by Customer or DLJ within sixty (60) days, all duties and obligations of Custodian shall cease and terminate. Custodian's sole responsibility thereafter shall be to safely maintain all of the Custodian's mortgage files and to deliver the same to a successor custodian; provided, however, if Customer and DLJ have not appointed a successor custodian within thirty (30) days after the expiration of the aforementioned sixty (60) day period, Custodian shall deliver such documents to DLJ.

16. Representations by Customer. Customer hereby represents and warrants to DLJ and Custodian that:

(a) Any payee from the DDA Account is an entity that is engaged in escrow activities or is a Title Company as a normal course of its business;

(b) Any and all funds advanced from the DDA Account pursuant to Customer's request in accordance with Section 8(a) shall be deemed to be an Advance to Customer;

(c) The DDA Account shall be used only to wire funds to (i) Title Companies or other mortgage originators or their warehouse lenders for the purpose of funding or purchasing the related mortgage loan, (ii) Customer's other warehouse lenders, (iii) Customer's operating account for the purpose of reimbursing Customer for funds expended in funding or purchasing the related mortgage loan prior to the date of the Advance, or (iv) to wire funds to DLJ;

(d) No mortgage loan held by Custodian pursuant to this Agreement shall remain deposited with Custodian for more than one hundred and eighty (180) consecutive days; and

(e) Except for the funds advanced by DLJ to a Title Company as provided herein, all other documents and requirements to create an enforceable first lien mortgage on the related real property have been completed and duly executed.

17. Notices. All written communications hereunder shall be mailed, telecopied or delivered to each party at its address as indicated on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties. All notices and communications shall be effective when delivered.

18. Concerning the Custodian. Custodian shall not be liable for any action or omission to act hereunder, except for its own gross negligence or willful misconduct. In no event shall Custodian have any responsibility to ascertain or take action with respect to the Required Documents or other items of Collateral, except as expressly provided herein. Custodian may act in reliance upon any written communication of Customer and DLJ concerning the delivery of the Required Documents and other items of Collateral pursuant to this Agreement. Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Required Documents and other items of Collateral.

19. Representations by Custodian. Custodian hereby represents and warrants that it does not have, and will not assert, any security interest, lien, claim or other adverse interest against the Required Documents or any other item of Collateral. However, Custodian makes no representations as to the title thereto, or as to the validity or adequacy of the security afforded thereby or hereby (except as to Custodian's authority to enter into this Agreement and the legality, validity, binding effect and enforceability of this Agreement with respect to Custodian), and Custodian shall incur no liability or responsibility in respect of any such matters.

20. Duties of Custodian. Custodian shall have no duties or responsibilities except those that are specifically set forth herein, and no duties or obligations shall be implied in this Agreement against Custodian. Custodian shall be under no responsibility or duty with respect to the disposition of any Required Documents while such Required Documents are not in its possession. If Custodian shall request instructions from DLJ with respect to any act, action or failure to act in connection with this Agreement, Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until Custodian shall have received written instructions from DLJ without incurring any liability therefor to DLJ, Customer or any other person.

If Custodian shall at any time receive conflicting instructions from DLJ and Customer with respect to Custodian's mortgage files and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, Custodian shall be entitled to rely on the instructions of DLJ.
In the absence of bad faith, gross negligence or willful misconduct on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement. Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and Customer will hold Custodian harmless from any claims that may arise or be asserted against Custodian because of the invalidity of any such documents or their failure to fulfill their intended purpose. Custodian shall not be responsible to DLJ or any other party for recitals, statements or warranties or representations of Customer contained herein, or in any document, or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have the reasonable grounds for believing that repayment of such funds or adequate in-demnity is not reasonably assured to it. Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by Custodian in good faith in accordance therewith.

DLJ hereby authorizes and directs Custodian to sign on behalf of DLJ each of the Required Documents referred to in Sections 3, 4 and 5 hereof. Without limiting the generality of the foregoing, Custodian may rely upon and shall be protected in acting in good faith upon any notice or other communication received by it and which it reasonably believes to be genuine and duly authorized with respect to all matters pertaining to this Agreement and its duties hereunder; provided, however, that nothing set forth in this section shall relieve Custodian of its obligations set forth in Section 9 of this Agreement.

21. Indemnification. Customer agrees to reimburse, indemnify and hold harmless Custodian, its directors, officers, employees or agents from and against any and all liability, loss, cost and expense, including reasonable fees and expenses of counsel arising from or connected with Custodian's execution and performance of this Agreement, including but not limited to the claims of any third parties, including DLJ, except in the case of loss, liability or expense resulting from gross negligence or willful misconduct on the part of Custodian or DLJ. To the extent Custodian is not reimbursed, indemnified or held harmless by Customer, DLJ will reimburse, indemnify and hold harmless Custodian, its directors, officers, employees and agents for liability, loss or expense arising from any action or refraining from action in accordance with instructions given to Custodian by DLJ, and Customer shall reimburse DLJ for any sums so expended by DLJ. The Custodian may enter into a settlement agreement with respect to any matter for which indemnity is granted pursuant to this paragraph. The foregoing indemnification shall survive any termination of this Agreement.

22.  Authorizations.  The persons whose signatures and titles appear on
Schedule II hereof ("Authorized Representatives") are authorized, acting singly, to act for Customer, DLJ or Custodian, as the case may be, under this Agreement. From time to time, each party may supplement or amend the list of Authorized Representatives and specimen signatures by notice to the other parties, but each of the parties shall be entitled to rely conclusively on the then current list until receipt of a superseding list. Custodian may rely, and shall be protected in acting or refraining to act, upon any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by Custodian to be genuine and to have been signed or presented by an Authorized Representative in the case of Customer and DLJ and by the proper party or parties, in all other cases.

23. Amendments, Etc. Except as otherwise expressly provided herein, no amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by all the parties hereto (provided that DLJ may modify the Required Documents set forth in Sections 3, 4, 5, 6 and 7 hereof by giving notice of such modification to Customer and Custodian, which notice is not objected to within one (1) Business Day after being given), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement constitutes the entire agreement and understanding of the parties with respect to those matters and transactions contemplated by this Agreement and supersedes any prior agreement and understandings with respect to those matters and transactions. The provisions of this Agreement set forth the exclusive duties of Custodian and no implied duties shall be read into this Agreement against Custodian. Schedule I hereto may be amended from time to time by agreement between DLJ and Customer with notice to Custodian.

24. Severability. If any provision of this Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Agreement shall be enforced to the fullest extent permitted by law.

25. Binding Effect; Governing Law. This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither Customer nor Custodian may assign this Agreement or any of its rights or obligations hereunder, except with the prior written consent of DLJ. DLJ may assign its security interest in or lien on certain items of Collateral held by Custodian hereunder, whereupon DLJ will act for the benefit of such assignee hereunder. This Agreement shall be construed in accordance with, and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof. The parties hereto waive trial by jury. Customer, Custodian, and DLJ each irrevocably consent to the non-exclusive jurisdiction of any court of the State of New York, or in the United States District Court for the Southern District of New York, in any action or proceeding arising out of or relating to this Agreement. The parties hereby submit to, and waive any objection they may have to personal jurisdiction and venue in, the courts of the State of New York and the United States District Court for the Southern District of New York, over any disputes arising out of or relating to this Agreement.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

LOMAS MORTGAGE, USA, INC., as Customer

By:  /S/PAUL FLETCHER
     -------------------------------------
Name:     Paul Fletcher
       -----------------------------------
Title:    Senior Vice President
        ----------------------------------
Address:  1600 Viceroy Drive, Dallas, Texas 75235
Attention:     Paul Fletcher
Telephone:     214-879-7010
Facsimile:     214-879-7018


BANK ONE, TEXAS, N.A.,  as Custodian

By:  /S/KATHLEEN C. STEWART
     -------------------------------------
Name:  Kathleen C. Stewart
       -----------------------------------
Title:    Vice President
        ----------------------------------
Address:  1900 Pacific Street, Dallas, Texas 75201
               Mortgage Loan Custody Department
Attention:     Ms. Gloria Reed, Vice President
Telephone:     (214) 290-6082
Facsimile:     (214) 290-6069


DLJ MORTGAGE CAPITAL, INC.

By:  /S/ROD ENNICO
     -------------------------------------
Name:     Rod Ennico
       -----------------------------------
Title:    Senior Vice President
        ----------------------------------
Address:  140 Broadway, 40th Floor, New York, New York 10005-1285
Attention:     Money Desk/Whole Loan Financing Program
Telephone:     (212) 504-8071    (800) 437-5979
Facsimile:     (212) 504-8072

                                SCHEDULE I

                  AUTHORIZED LIST OF NONAGENCY PURCHASERS

     1.   Advanta Mortgage USA
     2.   American Residential Mortgage Corp.
     3.   BancBoston Mortgage Corporation
     4.   Bear, Stearns, & Company, Inc.
     5.   California Public Employees Retirement System
     6.   Capital Holding Corporation
     7.   Capstead Mortgage Corporation
     8.   Chemical Mortgage Corp.
     9.   Citicorp Mortgage, Inc
     10.  ContiMortgage
     11.  Countrywide Funding Corporation
     12.  Countrywide Mortgage Investments, Inc.
     13.  Delta Funding Corporation
     14.  DLJ Mortgage Capital, Inc.
     15.  Farm & Home Savings Association
     16.  FBS Mortgage Corporation
     17.  Federal Home Loan Mortgage Corporation
     18.  Federal National Mortgage Association
     19.  First Alliance Mortgage Co.
     20.  Fleet Mortgage Group
     21.  Ford Motor Credit
     22.  GE Capital Mortgage Services, Inc.
     23.  GE Mortgage Insurance Corporation
     24.  Goldman, Sachs & company
     25.  Greenwich Capital
     26.  Guaranty Federal Bank F.S.B.
     27.  Hamilton Financial Services Corp.
     28.  Hamilton Financial Corp.
     29.  Household Financial Services
     30.  ICI Funding Corporation
     31.  Imperial Credit Industries, Inc.
     32.  J. I. Kislak
     33.  Kidder, Peabody, Inc.
     34.  Lehman Capital Corporation
     35.  Lehman Commercial Paper, Inc
     36.  Long Beach Bank
     37.  Meridian Capital Markets
     38.  Merrill Lynch & Company, Inc.
     39.  Morgan Keegan
     40.  NationsBank

                                SCHEDULE II
                        AUTHORIZED REPRESENTATIVES



CUSTOMER AUTHORIZATIONS:

Any of person whose signature and title appears below is authorized, acting singly, to act for Customer under this Agreement:

   Please refer to attached schedule
- - --------------------------------------------------------------------------
Title:
       -------------------------------------------------------------------


CUSTODIAN AUTHORIZATIONS:

Any person whose signature and title appears below is authorized, acting singly, to act for Custodian, or for Custodian as Agent for DLJ, under this
Agreement:



- - --------------------------------------------------------------------------
Title:
       -------------------------------------------------------------------


DLJ AUTHORIZATIONS:

Any person whose signature and title appears on the attached is authorized, acting singly, to act for DLJ under this Agreement.

                                 EXHIBIT A

                         COLLATERAL RECEIPT   No.

DLJ Mortgage Capital, Inc.                             CUSTODIAN:  Bank One,
Texas, N.A.
140 Broadway, 26th Floor                          Address: 1900 Pacific
Street
New York, New York 10005-1285                     Dallas, Texas 75201
Attn: Clearance Dept/Whole Loan Financing Program Attn: Mortgage Loan Custody Department
Facsimile:  (212) 504-8125                             Facsimile:  (214) 290-
6069

RE:  Agency/Nonagency ----------  Identification/Pool #----------
     Security Rate------%   Maturity:---------

Reference is made to the Tri-Party Custody Agreement dated May 16, 1994 (the "Custody Agreement") among Lomas Mortgage USA, Inc. ("Customer"), Bank One, Texas, N.A. ("Custodian") and DLJ Mortgage Capital, Inc. ("DLJ").
Capitalized terms not defined herein have the respective meanings assigned thereto in the Tri-Party Custody Agreement.

I. Certification of Customer. In consideration of DLJ making an Advance to finance the securitization or cash purchase period for the mortgage loans having an aggregate face value of $-------------------- and a weighted average interest rate of ------%, as more fully described in Schedule I attached hereto, the undersigned duly authorized officer of Customer represents and warrants that (a) the Required Documents with respect to such mortgage loans have been or are hereby submitted to Custodian pursuant to the Custody Agreement, (b) all other documents related to such mortgage loans (including but not limited to mortgages, insurance policies, loan applications and appraisals) have been or will be created and held by Customer in trust for DLJ, and (c) all documents related to such mortgage loans withdrawn from Custodian shall be held in trust by Customer for DLJ, and Customer will not attempt to pledge, hypothecate or otherwise transfer such mortgage loans to any other party until the Advance to which the mortgage loans are related has been paid in full by Customer. Customer has granted to DLJ a first priority perfected security interest in and lien on such mortgage loans. At the request of DLJ, all such other related documents will be delivered to Custodian, DLJ or its assigns and may be inspected or verified at any time by such parties.

- - --- No lien exists with respect to the mortgage loans constituting the mortgage pools described above.

- - --- A lien secured by mortgage loans constituting the mortgage pools described above is still in effect with DLJ.

- - --- A lien secured by the mortgage loans constituting the mortgage pools described above is currently in effect.
    A Warehouse Lender's Release Letter has been delivered to Custodian under separate cover.

Lomas Mortgage USA, Inc., as Customer

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
      ------------------------------------
Date:
      ------------------------------------

II. Certification of Custodian. Custodian hereby (a) certifies that, as to each mortgage loan listed on Schedule I hereto, it has reviewed the documents delivered to it by Customer, it has received all Required Documents, the Required Documents conform to the requirements of Section 9 of the Custody Agreement and it will continue to hold the Required Documents as bailee of and agent for DLJ and its successors and assigns pursuant to the Custody Agreement until the related Agency (or Nonagency) Security has been issued by the respective entity, and (b) represents and warrants that it is an approved custodian in good standing for the Agency to which such mortgage loans will be submitted.

BANK ONE, TEXAS, N.A., as Custodian

By:---------------------------------
Name:-------------------------------
Title: -----------------------------
Date: ------------------------------

                                 EXHIBIT B

                     WAREHOUSE LENDER'S RELEASE LETTER

                                            Date:                   , 199--
DLJ Mortgage Capital, Inc.
140 Broadway, 26th Floor
New York, New York  10005-1285
Attn: Clearance Department/Whole Loan Financing Program
Facsimile:  (212) 504-8125

RE:   Customer: Lomas Mortgage USA, Inc.

RE:  Agency/Nonagency-----------  Identification/Pool #----------
     Security Rate------%   Maturity:---------

The undersigned (the "Warehouse Lender") hereby releases all right, interest or claim of any kind with respect to the mortgage loans constituting the mortgage pool referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of Customer of $-----------
- - -------------- in immediately available funds to account number #----------- at (specify Bank) for the account of --------------------------.


Very truly yours,


                                        , as Warehouse Lender
- - ----------------------------------------
By:
     -----------------------------------
Name:
        --------------------------------
Title:
        --------------------------------
Telephone:
           -----------------------------

copy to:

                                        , as Customer
- - ----------------------------------------
Address:
         -------------------------------
Attention:
            ----------------------------
Note: The above dollar amount should be EQUAL TO or LESS THAN the amount being funded.

          If no lien exists, this form must still be sent - Customer should put a slash through the form, indicated "NOT APPLICABLE" and sign.


                             EXHIBIT C

                               BAILEE LETTER

                                                 Date: -------------, 199--
Purchaser:
           -----------------------------
Address:
          ------------------------------
Attention:
            ----------------------------
Gentlemen:

Attached please find those mortgage loans listed separately on the attached schedule (the "Mortgage Loans"), which Mortgage Loans are owned by Lomas Mortgage USA, Inc. ("Borrower") and are being delivered to you for purchase. The Mortgage Loans comprise a portion of the Collateral (as such term is defined in the hereinafter defined Custody Agreement) under the Tri-Party Custody Agreement ("Custody Agreement"), dated as of May 16, 1994, as it may hereafter be amended, by and among Borrower, Bank One, Texas, N.A. as Custodian ("Custodian"), and DLJ Mortgage Capital, Inc., as Lender ("DLJ"). Each of the Mortgage Loans is subject to a security interest in favor of DLJ, which security interest shall be automatically released upon DLJ's receipt of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account maintained with DLJ:

     Bank One, Texas, N.A./ ABA#111000614, For Further Credit to DLJ Mortgage Capital, Inc.
     Reference: Whole Loan Financing Program/ (Customer Name)

Pending your purchase of each Mortgage Loan and until payment therefor is received by DLJ, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of Custodian for DLJ. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Borrower. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than forty five (45) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR COLLATERAL AGENT ON BEHALF OF THE LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS: 1900 PACIFIC STREET, DALLAS, TEXAS 75201 ATTN: GLORIA REED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

Address:

Sincerely,
Acknowledged and Agreed:


BANK ONE, TEXAS, N.A.
                                        ----------------------------------
as Custodian for DLJ, its successors                as Purchaser
  and assigns

By:                                     By:
     ------------------------------          ------------------------------
Name:                                   Name:
       ----------------------------             ---------------------------
Title:                                  Title:
       ----------------------------            ----------------------------


                            EXHIBIT D

                      ADDENDUM TO ESCROW INSTRUCTIONS

                                               Dated:               , 199--
                                                     --------------

Escrow #:
          ---------------------------------------
Borrower:
          ---------------------------------------

The funds to be used for closing this transaction may be provided via wire transfer from Bank One, Texas, N.A..

You are to hold the closing funds in trust for Bank One, Texas, N.A. until such time as the funds are disbursed in accordance with the escrow instructions. If the loan is not funded within three (3) Business Days of receipt of the funds, you are to return such funds via federal funds wire to Bank One, Texas, N.A. as follows:

                   Bank One, Texas, N.A., ABA #111000614
                for further credit to Account # ----------
         Reference:  Gloria Reed/Bank One/Lomas Mortgage USA, Inc.

Between the time the funds are received and the loan is funded you are to accept instructions regarding the use of the funds that are in conflict with the escrow instructions only in writing from Bank One, Texas, N.A..

This Addendum to Escrow Instructions shall be irrevocable and can only be modified with the express approval of Bank One, Texas, N.A..


Agreed and Acknowledged:


Title Company:
               ---------------------------------------

By:
    ---------------------------------------------------
                         Escrow Officer

                                 EXHIBIT E

                            REQUEST AND RECEIPT

To:  Bank One, Texas, N.A. Request #
                                    -------------------

Re: Tri-Party Custody Agreement, among DLJ Mortgage Capital, Inc. ("DLJ"), Lomas Mortgage USA, Inc. ("Lomas") and Bank One, Texas, N.A.
     ("Custodian"), dated May 16, 1994 (the "Agreement").

In connection with the Mortgage Loans held by Custodian for DLJ, Lomas hereby requests and acknowledges receipt of the Required Documents for the Mortgage Loan described below, for the reason indicated. Custodian, DLJ and Lomas shall, by signature below, acknowledge such action as appropriate and Lomas certifies that it has sent a copy of this Request and Receipt to the other parties.

Mortgagor's Name, Address and Zip Code:
                                        ------------------------------------
Mortgage Loan Number:                     Original Principal Amount: $
                      -------------------                             -------

Reason for Requesting Documents (circle one):

     1.   Mortgage Loan paid in full
     2. Mortgage Loan being permanently withdrawn from the Collateral (Lomas hereby certifies that the Advance related to such Mortgage Loan has been repaid in full)
     3.   Mortgage Loan liquidated by
                                      --------------------------------------
          (Lomas hereby certifies that the Advance related to such Mortgage Loan has been repaid in full)
     4.   Mortgage Loan in Foreclosure
     5.   Document correction (explain)
                                        -----------------------------------
     6.   Other (explain)
                          -------------------------------------------------


If item 1, 2, 3, or 4 is circled, Custodian shall release to Lomas any and all documents in its possession relating to the specified Mortgage Loan. If item 5 or 6 is circled, Custodian shall release the specified documents to Lomas and Lomas acknowledges (a) such documents are being held by Custodian in pledge on behalf of and as agent for DLJ pursuant to the Agreement and are subject to a security interest in favor of DLJ, and (b) that it agrees to hold such documents as custodian, agent and bailee for and on behalf of Custodian for DLJ.

                                        DLJ Mortgage Capital, Inc.
- - ---------------------------------------
(required if item 1, 2, 3, or 6 is circled)

By:                                     By:
   -----------------------------------      -------------------------------

Name:                                   Name:
      --------------------------------        -----------------------------

Title:                                  Title:
       -------------------------------         ----------------------------

Date:                                   Date:
       -------------------------------         ----------------------------

Acknowledgment that documents have been returned to Custodian:

By:                                     Date:                      , 199--
    --------------------------------          --------------------
Name:                                   Title:
      ------------------------------           -----------------------------

Acknowledgment that documents have been released to Lomas:

By:                                     Date:                       , 199--
    --------------------------------          ---------------------
Name:                                   Title:
      ------------------------------           ----------------------------

                                 EXHIBIT F

                 DLJ'S REVIEW AND CERTIFICATION GUIDELINES


     1.   Custodian shall verify whether all original notes:
          (a) are endorsed "Pay to the order of                 without
          recourse";                            ---------------
          (b) are complete on their face; and
          (c) appear on their face to be an original.

     2. Custodian shall verify whether all assignments of mortgage are assigned in blank but not recorded, and include all interim assignments;

     3. Custodian shall verify whether all Warehouse Lender's Release Letters are complete;

     4. Custodian shall verify that the schedule of mortgage loans is in a form acceptable to DLJ and Custodian;

     5. Custodian shall verify that for each mortgage loan listed on the schedule of mortgage loans:
          (a) there is an original note;
          (b) there is an assignment of mortgage assigned in blank together with all interim assignments; and
          (c) the unpaid principal balance listed on the schedule of mortgage loans does not exceed the face value of the mortgage note submitted with respect to such loan.

     6. Custodian shall verify that, for loans intended to be sold to FNMA, a Loan Schedule (Form 1068 or 1069) listing:

          (a) DLJ's Payee Code that represents the following wire instructions Chemical NYC/DLJ Mortgage Capital, Inc. A/C# 066214351 ABA 021000128 Reference: DLJ Whole Loan Finance/Lomas; or

          (b) Custodian's Payee Code that represents the following wire instructions Bank One, Texas ABA 111000614 for further credit to A/C# (Settlement Account) Reference: DLJ Whole Loan Finance/Lomas.

     7.   Custodian shall verify that for loans intended to be sold to FHLMC:
          (a) a Wire Transfer Authorization for Cash Warehouse Delivery on Form 987 listing either DLJ or Custodian's wire instructions as per below; and

          (b) a Warehouse Lender Release of Security Interest on Form 996, listing either of the following wire instructions:

          Chemical NYC/DLJ Mortgage Capital, Inc. A/C# 066214351 ABA 021000128 Reference: DLJ Whole Loan Finance/Lomas; or

          Bank One, Texas ABA 111000614 for further credit to A/C# (Settlement Account) Reference: DLJ Whole Loan Finance/Lomas.

                                 EXHIBIT G

                   PROCEDURES  -  DLJ FINANCING PROGRAM
                   (all time references are Dallas time)

                                  DAY ONE
LOMAS:
1. Transmits to Custodian a "Mortgage Loan Schedule" detail in compatible format

2. Sends collateral package and original Mortgage Loan Schedule via local courier to Custodian

3. Enters wire instructions through Custodian's ECDA system for same day disbursements from DDA Account to Title Companies or as permitted in this Agreement in suspended release mode

4.   Faxes morning P&S Report and Collateral Receipt to Custodian by 12 PM

5.   Faxes Notice of Borrowing to DLJ by 11 AM

6.   Faxes afternoon P&S Report to Custodian by 2 PM

CUSTODIAN:
1. Receives collateral packages, verifies Lomas' transmission, and notifies Lomas of non receipt of package by 11 AM

2. Reviews Required Documents in the collateral package by 12 PM provided volume of loans does not exceed 100 (if over 100, but less than 200, by 1 PM)

3. Ensures Mortgage Loan Schedule and Outstanding Collateral Listing reports agree with morning P&S Report

4. Faxes Collateral Receipt to DLJ and immediately follows with (a) a telephone call and (b) sends original to DLJ via overnight courier service on a weekly basis

5. Before 2 PM, releases suspended wires from ECDA DDA Account using special test keys to Title Companies (thereby immediately wires funds)

6. Before 2 PM, receives afternoon P&S Report from Lomas. Verifies/updates Collateral Account

7.   Upon approval from DLJ, wires funds to Lomas and/or DLJ as appropriate.

DLJ:
1. Inputs DDA Account trade ticket for same day settlement (only if P&S Report and Collateral Receipt signed by Custodian)

2. Upon receiving Collateral Receipt, promptly wires funds to Custodian DDA account and, if necessary, indicates Fed Reference number

3. Inputs Settlement Account trade ticket for same day settlement (only if P&S Report and Collateral Receipt signed by Custodian)

LOMAS:
1.   Forms Agency loan pools and delivers required forms to Custodian

2.   Faxes P&S and "Paid Loan Detail" Reports to Custodian

CUSTODIAN:
1. Delivers required files/Agency forms to Agency (to include Release of Security Interest and Bailee Letter, if appropriate)

2. Receives funds from Agency and deposits into Settlement Account; wires funds to Lomas and DLJ as indicated on the afternoon P&S Report.

3. Reviews Paid Loan Detail and updates Collateral Account. Upon request, issues Outstanding Collateral Listing to DLJ and Lomas.

                           SAMPLE FLOW OF FUNDS

1.   Custodian submits Collateral  Receipt to DLJ

2.   DLJ wires Custodian DDA Account funds

3.   Custodian disburses funds to Title Companies

4.   Custodian receives funds from Agency in Settlement Account

5.   Lomas notifies DLJ and Custodian of incoming money via P&S Report

8.   DLJ authorizes wiring of funds from Settlement Account

9.   Custodian disburses funds to DLJ and Lomas as appropriate.

          REPORTS TO BE ISSUED BY CUSTODIAN WEEKLY (or on demand)

1. Collateral Listing of all loans outstanding at close of business each Thursday

2.   Paid Loan Report at close of business each Thursday

3. Shipped and Not Paid Report over 15, 30 and 45 days at close of business each Thursday

4.   Mark to Market Report at close of business each Thursday

                   OUTSTANDING COLLATERAL LISTING REPORT

No.                               Date
    -----------------------------      ------------------------

1. Aggregate Loan Value as of last Collateral Receipt:      $
                                                             --------------

2. Add: Loan Value of additional Collateral delivered:      $
                                                              -------------

3. Less: Loan Value of Collateral Paid:                     $
                                                             --------------

4. ADJUSTMENT re:                                           $
                                                             --------------

5. Closing Aggregate Loan Value as of the date hereof:      $
                                                             --------------


Approved this        day of                            , 199
              ------        --------------------------      ---

BANK ONE, TEXAS, N.A., as Collateral Agent

By:
   ---------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

                    WITHDRAWAL OF COLLATERAL PROCEDURES


Lomas and Custodian will adhere to the following procedures with respect to the withdrawal of Required Documents:

1. A Request and Receipt form will be prepared by Lomas and signed by an authorized officer of the Lomas and submitted to Custodian.


2. Custodian will review the Request and Receipt and ensure that not more than 2 Mortgage Documents in aggregate are being, or have been, withdrawn.

          If 2 or less Mortgage Documents are being requested or have been withdrawn, Custodian shall acknowledge such release on the Request and Receipt form and maintain a log of each Request and Receipt form indicating the sequential number, date issued, Mortgage Loan number, Obligor, note amount and date Documents returned.

          If 2 or more Mortgage Documents are being requested or have been withdrawn, or if the Mortgage Documents are being permanently withdrawn, Custodian shall only release Mortgage Documents with the express written approval of DLJ.


3. Upon return of the Mortgage Documents to the Custodian, the Request and Receipt form will be surrendered to the Custodian for cancellation.


4. Custodian will maintain all original Request and Receipt forms in a vault, drawer or other depository of a type which is suitable and customary for such documents controlled solely by Custodian with the forms filed in numerical order.



Acknowledged and Agreed:


LOMAS MORTGAGE USA, Inc.:                      By:
                          --------------------    -------------------------


CUSTODIAN: BANK ONE,
             TEXAS, N.A.                       By:
                          --------------------    -------------------------


DLJ MORTGAGE CAPITAL, INC:                     By:
                          --------------------    -------------------------

                        ATTACHMENT I TO SCHEDULE I

DLJ MORTGAGE CAPITAL INC. "DLJ" AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for DLJ under this Agreement.



Roddy R. Ennico, Senior Vice President          /S/RODDY R. ENNICO
                                                ---------------------------

Robin Beck, Vice President                      /S/ROBIN BECK
                                                ---------------------------

Patrick M. McGrath, Assistant Vice President    /S/PATRICK M. MCGRATH
                                                ---------------------------

John Dwyer, Senior Vice President               /S/JOHN DWYER
                                                ---------------------------

Chris Campbell, Vice President                  /S/CHRIS CAMPBELL
                                                ---------------------------

Donald O'Toole, Assistant Vice President        /S/DONALD O'TOOLE
                                                ---------------------------

                        ATTACHMENT II TO SCHEDULE I


Bank One, Texas, N.A. (as Custodian) Authorizations

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Bank One, Texas, N.A. as Custodian, under the
Agreement:


Kathleen C. Stewart, Vice President       /S/KATHLEEN C. STEWART
                                          ---------------------------------


Gloria Reed, Vice President               /S/GLORIA REED
                                          ---------------------------------

D'Ann Robinson, Assistant Vice President  /S/D'ANN ROBINSON
                                          ---------------------------------

Bill Hudson, Banking Officer              /S/BILL HUDSON
                                          ---------------------------------

Linda Hurt, Supervisor - Banking Officer  /S/LINDA HURT
                                          ---------------------------------


Bank One, Texas, N.A. (as Custodian) Notices


Please send all Notices to the following:

Gloria Reed
Vice President
Bank One, Texas, N.A.
1900 Pacific Avenue
Dallas, TX  75201

(214) 290-6082
(214) 290-6069